Exhibit 10.1
INCREMENTAL ASSUMPTION AGREEMENT
INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated as of October 4, 2012 relating to the Second Amended and Restated Credit Agreement dated as of March 15, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS GLOBAL, INC. (“RBS Global”), REXNORD LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time and CREDIT SUISSE AG, as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrowers have, by notice to the Administrative Agent dated as of September 25, 2012, delivered pursuant to Section 2.21(j) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested a Refinancing Term Loan in an aggregate principal amount of $942,875,000 (the “Term B Loan Refinancing”);
WHEREAS, the Net Proceeds of the Term B Loan Refinancing plus cash on hand will be used to repay in full the aggregate principal amount of the Term B Loans outstanding on the Term B Refinancing Effective Date (as defined below), together with accrued interest thereon, and break funding payments (if any) applicable thereto in accordance with 2.16 of the Credit Agreement (such amounts collectively, the “Term B Loan Repayment Amount”); and
WHEREAS, the institution listed on Schedule I hereto (the “Refinancing Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Term B Loan Refinancing set forth opposite its name under the heading “Refinancing Term Loan Commitment” on Schedule I hereto (the “Refinancing Term Loan Commitment”)
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.    Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2.    Term B Loan Refinancing.
(a)    Subject to the terms and conditions set forth herein, the Refinancing Term Lender agrees to make a Refinancing Term Loan to the Borrowers on the Term B Refinancing Effective Date in a principal amount not to exceed its Refinancing Term Loan Commitment. Unless previously terminated, the Refinancing Term Loan Commitment shall terminate at 5:00 p.m., New York City time, on October 5, 2012.
(b)    With effect from the Term B Refinancing Effective Date, the Refinancing Term Lender shall be a “Term B Lender” and the Refinancing Term Loan shall be a “Term B Loan”.
SECTION 3.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“2012 Term B Refinancing Effective Date” means October 4, 2012.

“2012 Term B Incremental Assumption Agreement” means the Incremental Assumption Agreement dated as of October 4, 2012 among the Borrowers, the Lenders party thereto and the Administrative Agent.
(b)    Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i) with respect to any Term B Loan, 3.50% per annum in the case of any Eurocurrency Loan and 2.50% per annum in the case of any ABR Loan,
(c)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Term B Loan Commitment” shall mean, with respect to each Term B Lender, the commitment of such Term B Lender to make Term B Loans hereunder as of the Term B Refinancing Effective Date. The aggregate amount of the Term B Loan Commitments as of the Term B Refinancing Effective Date is $942,875,000.

“Term B Loan” shall mean (a) the term loans made by the Lenders to the Borrowers pursuant to Section 2.01(c) or the 2012 Term B Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrowers pursuant to Section 2.01(d).

(d)    Section 2.10 of the Credit Agreement is hereby amended by deleting the phrase “Second Restatement Effective Date” in clause (a)(i)(A) and replacing it with the phrase “Term B Refinancing Effective Date”.
(e)    Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase “Second Restatement Effective Date” in clause (d) and replacing it with the phrase “Term B Refinancing Effective Date”.

SECTION 4.    Representations of the Borrowers. The Borrowers represent and warrant that:
(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Term B Refinancing Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(b)    no Event of Default or Default was continuing on and as of the Term B Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the Term B Refinancing Effective Date.
SECTION 5.    Conditions. This Agreement shall become effective as of the first date (the “Term B Refinancing Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from each Loan Party, the Refinancing Term Lender (which, immediately following the effectiveness hereof, constitute the Required Lenders) and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b)    the representations and warranties set forth in Section 4 above shall be true and correct as of the date hereof;
(c)    the Administrative Agent shall have received a certificate, dated the Term B Refinancing Effective Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 4 above;
(d)    the Administrative Agent shall have received, on behalf of itself and the Refinancing Term Lender, a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties, (A) dated the date hereof, (B) addressed to the Administrative Agent and the Refinancing Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;
(e)    the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Second Amendment Effective Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Refinancing Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility Loans;
(f)    the payment of the Term B Loan Repayment Amount by the Borrowers to the Administrative Agent for the accounts of the existing Term B Lenders shall occur simultaneously with the Borrowing of such Refinancing Term Loans; and
(g)    any fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full.
SECTION 6.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7.    Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Refinancing Term Loans) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
SECTION 8.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 9.    Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AMERICAN AUTOGARD LLC
CHASE ACQUISITION I, INC.
ENVIRONMENTAL ENERGY COMPANY
GA INDUSTRIES HOLDINGS, LLC
GA INDUSTRIES, LLC
HL CAPITAL CORP.
KRIKLES, INC.
OEI, INC.
OEP, INC.
PRAGER INCORPORATED
PT COMPONENTS, INC.
RBS ACQUISITION CORPORATION
RBS CHINA HOLDINGS, L.L.C.
RBS GLOBAL, INC.
REXNORD INDUSTRIES, LLC
REXNORD INTERNATIONAL INC.
REXNORD LLC
REXNORD-ZURN HOLDINGS, INC.
RODNEY HUNT-FONTAINE INC.
SANITARY-DASH MANUFACTURING CO., INC.
THE FALK SERVICE CORPORATION
ZURCO, INC.
ZURN INDUSTRIES, LLC
ZURN INTERNATIONAL, INC.
ZURN PEX, INC.

BY:
Name: Patricia M. Whaley
Title: Vice President, General Counsel and Secretary of each of the above-named entities

[Incremental Assumption Agreement]

ADMINISTRATIVE AGENT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative
Agent

BY:
Name:
Title:

BY:
Name:
Title:

[Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Term Lender

BY:
Name:
Title:

BY:
Name:
Title:

[Incremental Assumption Agreement]

Schedule I
REFINANCING TERM LOAN COMMITMENTS

Refinancing Term Lender	Refinancing Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$942,875,000
Total	$942,875,000

EXHIBIT A
Notice Requesting Refinancing Term Loans
[SEE ATTACHED]